UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 Or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 3, 2017

OXIS INTERNATIONAL, INC.
(Exact name of Registrant as specified in its charter)

Delaware (State or other Jurisdiction of Incorporation or organization)	000-08092 (Commission File Number)	94-1620407 (IRS Employer I.D. No.)

100 South Ashley Drive
Suite 600
Tampa, FL 33602
Phone: (800) 304-9888
(Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

N/A
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule l 4a- l 2 under the Exchange Act ( 17 CFR 240. l 4a- l 2)

☐ Pre-commencement communications pursuant to Rule l 4d-2(b) under the Exchange Act (17 CFR 240. l 4d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. l 3e-4(c))

ITEM 8.01 Other Events.
The following information is not otherwise called for by this current report on Form 8-K nor by the Registrant's annual report on Form 10-K for the fiscal year ended December 31, 2016 (the "Annual Report"), filed with the Securities and Exchange Commission on March 31, 2017.  Nevertheless the Registrant desires to disclosure the following.
In the table on page F-11 of the Annual Report, 2009 Debentures shows a balance of $305,000 as of December 31, 2016.  This balance is owed by the Registrant to Theorem Group LLC.  The third paragraph on page F-12 of the Annual Report discusses a Forbearance Agreement dated December 3, 2015, relative to the remaining 2009 debenture holder, which debenture holder is, as referenced above, Theorem Group LLC.
SIGNATURE PAGE

Pursuant to the requirement of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Oxis International, Inc.

Dated: April 3, 2017	By:	/s/ Steven Weldon
Steven Weldon
Chief Financial Officer